Exhibit 99.1

FNCB Bank Wealth Management Services and Chiaro Investment Services LLC Enter Into Definitive Asset Purchase Agreement to Form “1st Investment Services”

The Combination Creates a Strong Portfolio of Powerful Brands and Capabilities

Dunmore, PA, September 30, 2022/Globe Newswire/—FNCB Bancorp, Inc. (NASDAQ: FNCB), the parent company of FNCB Bank (“the Bank”), today announced that it entered into an asset purchase agreement between the Bank’s investment arm, FNCB Wealth Management Services and Chiaro Investment Services, LLC (“CIS”).

Following the closing of the transaction, FNCB Wealth Management Services will operate under a new brand, 1st Investment Services.

1st Investment Services will provide clients with a full suite of offerings, including Investment Management, Brokerage Services, Insurance Planning, and Retirement Services.

“We are extremely pleased to welcome Chiaro Investment Services’ associates and clients to the FNCB family,” said Gerard Champi, FNCB Bank President and CEO. “The combined experience of our team of advisors will benefit the organization and build on an exceptional legacy of service to our clients.”

Currently headquartered in Forty Fort, PA, CIS, is led by James P. Chiaro, CMFC, LPL Financial Advisor. Dunmore-based FNCB Wealth Management Services is led by Peter Albano, LPL Financial Advisor. Mr. Chiaro will be appointed Chief Investment Services Officer and Executive Vice President upon the closing of the transaction, with responsibility for 1st Investment Services. Following the closing of the transaction, the combined teams, operating under 1st Investment Services, will relocate their offices to 1625 Wyoming Avenue, Exeter and 124 South Blakely St., Dunmore.

“I am delighted to be joining 1st Investment Services,” added James P. Chiaro. “The transaction combines the personalized financial planning and tailored investment strategies of CIS with the resources and extensive product set of FNCB Bank. I am excited about the unique opportunities this transaction will create for our clients, as well as our employees and business partners.”

The transaction will provide significant opportunities for organic growth throughout Pennsylvania, as well as national expansion, by combining FNCB Wealth Management’s strong roots in Northeastern Pennsylvania and CIS’s clients in 26 states.

1st Investment Services will continue to leverage the LPL Financial Institution Services platform to support its retail advisory and brokerage business. With LPL Financial, 1st Investment Services has access to an array of investment solutions and wealth management platforms, along with technologically advanced strategies, tools, and resources necessary to grow and meet client needs.

For more information on 1st Investment Services, visit www.1stinvestmentservice.com or call 570-348-4321.

About FNCB Bancorp, Inc.:

FNCB Bancorp, Inc. is the bank holding company of FNCB Bank. Locally-based for over 112 years, FNCB Bank continues as a premier community bank in Northeastern Pennsylvania – offering a full suite of personal, small business and commercial banking solutions with industry-leading mobile, online and in-branch products and services. FNCB currently operates through 16 community offices located in Lackawanna, Luzerne and Wayne Counties and remains dedicated to making its customers’ banking experience simply better. For more information about FNCB, visit www.fncb.com.

INVESTOR CONTACT:
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer
FNCB Bank
(570) 348-6419
james.bone@fncb.com

ATTACHED:

FNCB may from time to time make written or oral “forward-looking statements,” including statements contained in our filings with the Securities and Exchange Commission (“SEC”), in our reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control), including statements regarding the benefits or effects of the proposed transaction with CIS. The words “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “future” and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the effect of the novel Coronavirus Disease 2019 ("COVID-19") pandemic on FNCB and its customers, the Commonwealth of Pennsylvania and the United States, related to the economy, overall financial stability and the global supply chain; the COVID-19 pandemic and actions taken to control its spread; government intervention in the U.S. financial system including the effects of interest rate actions taken by the Federal Open Market Committee, recent legislative, tax, accounting and regulatory actions and reforms, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the Tax Cuts and Jobs Act; political instability; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB’s market area; the deterioration of one or a few of the commercial real estate loans with relatively large balances contained in FNCB’s loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB’s portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB’s ALLL is not sufficient to absorb actual losses or if increases to the ALLL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB’s investment securities is other-than-temporary could result in FNCB recording an impairment loss; if FNCB’s risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB’s financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB’s information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB’s information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management’s decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products, product enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB’s reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank’s FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB’s filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management’s analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this press release. Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the SEC, including its Form 10-K for the year ended December 31, 2021 and Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022.